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                                       UNITED STATES
                            SECURITIES AND EXCHANGE COMMISSION

                                  Washington, D.C. 20549
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                                        FORM 8-K/A

                                      CURRENT REPORT
                         PURSUANT TO SECTION  13 OR 15(D) OF THE
                             SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported) June 3, 1997
                                                ---------------


                                  Harter Financial, Inc.
               ----------------------------------------------------------
               (Exact Name of the registrant as specified in its charter)


   New York                      0-12221                11-2534507
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(State of Incorporation)   (Commission File Number)    (I.R.S. Employer
                                                     Identification Number)


      Village Road, New Vernon, New Jersey                   07976
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    (Address of Principal executive offices)               (Zip Code)



Registrant's telephone number,  including area code   (201) 734-0100
                                                   -----------------------

                             Wolf Financial Group,
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                                 (Former Name)

Item 7.        Exhibits


       Number                        Description
       ------                        -----------

       16                            Letter from Ernst & Young, LLP
                                     dated June 3, 1997

                                       SIGNATURES



       Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          HARTER FINANCIAL, INC.



                                          By: /s/ Spencer J. Angel
                                             ---------------------------
                                                  Spencer J. Angel
                                          Its:    President

Dated: June 3, 1997